Investment securities and other investments - Summary Of Investment Securities And Other Investments (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Investment securities and other investments
Debt investments stated at amortized cost	¥ 8,706,590		¥ 3,878,744
Listed equity securities	6,725,766		13,342,946
Other investments under fair value option	2,577,951		1,412,803
Total	¥ 18,010,307	$ 2,611,249	¥ 18,634,493